EXHIBIT 21.1

Subsidiary	State of Incorporation

Atlantic Auto Funding Corporation	Delaware
Atlantic Auto Second Funding Corporation	Delaware
Atlantic Auto Third Funding Corporation	Delaware
Auto Mall Payroll Services, Inc.	Florida
Brett Morgan Chevrolet-Geo, Inc.	Delaware
Central Ford Center, Inc.	Arkansas
CJNS, LLC	Delaware
Classic Auto Group, Inc.	New Jersey
Classic Enterprises, LLC	Delaware
Classic Imports, Inc.	New Jersey
Classic Management Company, Inc.	New Jersey
Classic Motor Sales, LLC	Delaware
Classic Nissan of Turnersville, LLC	Delaware
Classic Turnersville, Inc.	New Jersey
Covington Pike Dodge, Inc.	Delaware
D. Young Chevrolet, LLC	Delaware
Dan Young Chevrolet, Inc.	Indiana
Dan Young Motors, LLC	Delaware
DiFeo Partnership, Inc.	Delaware
DiFeo Partnership, Inc. on behalf of
County Auto Group Partnership
Danbury Auto Partnership
DiFeo Chrysler Plymouth Jeep Eagle Partnership
DiFeo Hyundai Partnership
DiFeo Leasing Partnership
DiFeo Nissan Partnership
DiFeo Tenafly Partnership
Hudson Motor Partnership
OCT Partnership
Somerset Motors Partnership
Europa Auto Imports, Inc.	California
Florida Chrysler Plymouth, Inc.	Florida
Gene Reed Chevrolet, Inc.	South Carolina
Goodson North, LLC	Delaware
Goodson Pontiac GMC, LLC	Delaware
Goodson Spring Branch, LLC	Delaware
GMG Motors, Inc.	California
H.B.L. Holdings, Inc.	Virginia
HBL, LLC	Delaware
HT Automotive, Ltd.	Delaware
HVP Motor Corporation	Puerto Rico
H.V.P.H. Motor Corporation	Puerto Rico

Subsidiary	State of Incorporation

JS Imports, Inc.	Florida
KMT/ UAG, Inc.	California
KMPB, LLC	Delaware
Landers Auto Sales, Inc.	Arkansas
Landers Buick-Pontiac, Inc.	Arkansas
Landers Ford, Inc.	Delaware
Landers Nissan, LLC	Delaware
Landers United Auto Group No. 2, Inc.	Arkansas
Landers United Auto Group No. 6, Inc.	Arkansas
Landers Ford North, Inc.	Arkansas
Lantzch-Andreas Enterprises, Inc.	Virginia
LMNS, LLC	Delaware
LRP, Ltd.	Arizona
Michael Chevrolet-Oldsmobile, Inc.	South Carolina
Motorcars Acquisition, LLC	Delaware
Motorcars Acquisition II, LLC	Delaware
Motorcars Acquisition III, LLC	Delaware
Motorcars Acquisition IV, LLC	Delaware
National City Ford, Inc.	Delaware
Nissan of North Olmsted, LLC	Delaware
Northlake Auto Finish, Inc.	Florida
Palm Auto Plaza, Inc.	Florida
Peachtree Nissan, Inc.	Georgia
Pioneer Ford Sales, Inc.	Arizona
Pioneer Ford West, LLC	Delaware
PVH Motor Corporation	Puerto Rico
Reed-Lallier Chevrolet, Inc.	North Carolina
Relentless Pursuit Enterprises, inc	California
S.H.V.P. Motor Corp.	Puerto Rico
SA Automotive, Ltd.	Arizona
SAU Automotive, Ltd.	Arizona
Scottsdale Management Group, Ltd.	Arizona
Scottsdale Ferrari, LLC	Arizona
Scottsdale Jaguar, Ltd.	Arizona
SK Motors, Ltd.	Arizona
SL Automotive, Ltd.	Arizona
Somerset Motors, Inc.	New Jersey
SPA Automotive, Ltd.	Arizona
Sun Motors, Ltd.	Arizona
The New Graceland Dodge, Inc.	Tennessee
Tri-City Leasing, Inc.	California
UAG Atlanta IV Motors, Inc.	Georgia
UAG Carolina, Inc.	Delaware
UAG Cerritos, LLC	Delaware

Subsidiary	State of Incorporation

UAG Citrus Motors, LLC	Delaware
UAG CHCC, Inc.	New Jersey
UAG Chevrolet, Inc.	New Jersey
UAG Classic, Inc.	Delaware
UAG Connecticut, LLC	Delaware
UAG Connecticut I, LLC	Delaware
UAG Duluth, Inc.	Texas
UAG East, Inc.	Delaware
UAG Fairfield CA, LLC	Delaware
UAG Fairfield CM, LLC	Delaware
UAG Fairfield CP, LLC	Delaware
UAG Fairfield CV, LLC	Delaware
UAG Fayetteville I, LLC	Delaware
UAG Fayetteville II, LLC	Delaware
UAG Fayetteville III, LLC	Delaware
UAG Finance Company, Inc.	Delaware
UAG Graceland II, Inc.	Delaware
UAG Holdings do Brasil, Ltda	Brazil
UAG Houston Acquisition, Ltd. (Ltd Partnership)	Texas
UAG Hudson, Inc.	New Jersey
UAG Indianapolis, LLC	Indiana
UAG International Holdings, Inc.	Delaware
UAG Kissimmee Motors, Inc.	Delaware
UAG Lake Norman, LLC	North Carolina
UAG Landers Springdale, LLC	Delaware
UAG Memphis II, Inc.	Delaware
UAG Memphis IV, Inc.	Delaware
UAG Memphis V, Inc.	Delaware
UAG Mentor Acquisition, LLC	Delaware
UAG Michigan Cadillac, LLC	Delaware
UAG Michigan Pontiac-GMC, LLC	Delaware
UAG Michigan T1, LLC	Delaware
UAG Michigan TMV, LLC	Delaware
UAG Nanuet I, LLC	Delaware
UAG Nanuet II, LLC	Delaware
UAG Northeast, Inc.	Delaware
UAG Northeast Body Shop, Inc.	Delaware
UAG Oldsmobile of Indiana, LLC	Indiana
UAG Paramount Motors, Inc.	Delaware
UAG Phoenix VC, LLC	Delaware
UAG Realty, LLC	Delaware
UAG Southeast, Inc.	Delaware
UAG Spring, LLC	Delaware

Subsidiary	State of Incorporation

UAG Texas II, Inc.	Delaware
UAG Texas, Inc.	Delaware
UAG Texas, Inc. on behalf of Shannon Automotive, Ltd.	Texas
UAG Turnersville Realty, LLC	Delaware
UAG Tulsa Holdings, LLC	Delaware
UAG VK, LLC	Delaware
UAG West, Inc.	Delaware
UAG Young II, Inc.	Delaware
UAG Young Automotive Group, LLC	Delaware
UAG-Caribbean, Inc.	Delaware
United Auto Dodge of Shreveport, Inc.	Delaware
United AutoCare Products, Inc.	Delaware
United AutoCare, Inc.	Delaware
United Auto Licensing, LLC	Delaware
United Nissan, Inc. (NV)	Nevada
United Nissan, Inc. (TN)	Tennessee
United Nissan, Inc. (GA)	Georgia
United Auto Fourth Funding, Inc.	Delaware
United Auto Fifth Funding, Inc.	Delaware
United Auto Finance, Inc.	Delaware
United Ranch Automotive, LLC	Delaware
VPH Motor Corporation	Puerto Rico
West Palm Auto Mall, Inc.	Florida
West Palm Nissan, Inc.	Florida
Westbury Superstore, Ltd.	New York
Young Automotive Holding, LLC	Delaware
Young Management Group, Inc.	Indiana

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